WARNICK & COMPANY

          We consent to the inclusion in the Registration Statement on Form S-11 No. 333-22643 of UP Sedona, Inc. of the table on page 22 entitled "Historical Performance of Competitive Resort Supply 1992 through 1996" and consent to the reference to our firm in such Registration Statement.


                                     WARNICK & COMPANY

                                     By: /s/ Warnick & Company
                                        -------------------------------------

Phoenix, Arizona
August 11, 1997





                                  EXHIBIT 23.3